SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 1, 1999

                      THE LOEWEN GROUP INC.
     (Exact name of registrant as specified in its charter)


  British Columbia,        0-18429               98-0121376
       Canada
                      (Commission File         (IRS Employer
  (State or other           Number)         Identification No.)
  jurisdiction of
   incorporation)




    4126 Norland Avenue, Burnaby, British Columbia     V5G 3S8
       (Address of principal executive offices)       (zip code)



Registrant's telephone number, including area code  604-299-9321



                              N/A
  (Former name or former address, if changed since last report)




          Exhibit Index is on page 3
          Page 1 of 6

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

On June 1, 1999, The Loewen Group Inc. filed a voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code. The Company also will file an application for creditor protection under the Companies' Creditors Arrangement Act in Canada. In connection with the filings, the Company's U.S. subsidiaries obtained a commitment for up to US$200 million in debtor-in-possession financing. See the attached press release, which is hereby incorporated by reference, for further details.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

Exhibit No.    Description

Exhibit 99     The Loewen Group Inc. Press Release dated June 1,
1999.


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 1999

                              THE LOEWEN GROUP INC.



                              By:      /s/ Bradley D. Stam
                              Name:     Bradley D. Stam
                              Title:    Senior Vice President, Law

                          EXHIBIT INDEX





                                                  Sequential
Number    Exhibit                                 Page Number

99        The Loewen Group Inc.                             4
          Press Release dated June 1, 1999